                                                                      Exhibit 21


            STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

                                                                       STATE OF
               NAME OF SUBSIDIARY                                    INCORPORATION
               ------------------                                    -------------
Stewart Title of Mobile, Inc. ...................................     Alabama
Stewart Title & Trust of Phoenix, Inc. ..........................     Arizona
Citizens Title & Trust ..........................................     Arizona
Stewart Title & Trust of Tucson .................................     Arizona
Stewart Title of Arkansas .......................................     Arkansas
Landata of Arkansas .............................................     Arkansas
Stewart Title of California .....................................     California
Landata, Inc. of Los Angeles ....................................     California
Asset Preservation, Inc. ........................................     California
Landata, Inc. of the West Coast .................................     California
Stewart Valuations ..............................................     California
Stewart OnLine Mortgage Documents, Inc. .........................     California
Stewart Title of Larimer County, Inc. ...........................     Colorado
Stewart Title of Aspen, Inc. ....................................     Colorado
Stewart Title of Eagle County, Inc. .............................     Colorado
Stewart Title of Glenwood Springs, Inc. .........................     Colorado
Stewart Title of Denver, Inc. ...................................     Colorado
Stewart Title Company of Colorado Springs .......................     Colorado
Stewart Title of Pueblo .........................................     Colorado
Landata, Inc. of the Rocky Mountains ............................     Colorado
Stewart Title of Tampa ..........................................     Florida
Stewart Title Guaranty of Jacksonville, Inc. ....................     Florida
Stewart Title of Orange County, Inc. ............................     Florida
Stewart Title of Clearwater, Inc. ...............................     Florida
Stewart Title of Polk County, Inc. ..............................     Florida
Stewart Title of Martin County ..................................     Florida
Stewart Title of Sarasota, Inc. .................................     Florida
Stewart Title of Pinellas, Inc. .................................     Florida
Landata, Inc. of Florida ........................................     Florida
Stewart Title of Pensacola ......................................     Florida
Stewart Title of Tallahassee, Inc. ..............................     Florida
Stewart River City Title ........................................     Florida
Stewart Title of Northwestern Florida ...........................     Florida
Charlotte County Abstract & Title Company .......................     Florida
Bay Title Services, Inc. ........................................     Florida
Stewart Approved Title, Inc. ....................................     Florida
Advance Homestead Title, Inc. ...................................     Florida
Stewart Title Company of Idaho, Inc. ............................     Idaho
Stewart Title of North Idaho, Inc. ..............................     Idaho
Stewart Title Company of Illinois ...............................     Illinois
Information Services of Illinois ................................     Illinois
Landata, Inc. of Illinois .......................................     Illinois


                                   (continued)

                                                                     Exhibit 21
                                                                     (continued)

            STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES


                                                                    STATE OF
               NAME OF SUBSIDIARY                                 INCORPORATION
               ------------------                                 -------------
Stewart Title Services of Indiana, Inc. .....................     Indiana
O'Rourke Title ..............................................     Kansas
Stewart Title of Louisiana, Inc. ............................     Louisiana
Stewart Title Company of Maryland ...........................     Maryland
Cambridge Landata, Incorporated .............................     Maryland
Stewart Title of Detroit, Inc. ..............................     Michigan
Stewart Title Company of Minnesota ..........................     Minnesota
Rochester Title .............................................     Minnesota
Stewart Title of Mississippi ................................     Mississippi
Stewart Title, Inc. (Kansas City) ...........................     Missouri
Public Data Marketing, Inc. .................................     Missouri
Landata, Inc. of Midwest ....................................     Missouri
Stewart Title of Douglas County .............................     Nevada
Stewart Title of Northern Nevada ............................     Nevada
Stewart Title of Carson City ................................     Nevada
Stewart Title of Nevada .....................................     Nevada
Stewart Title of Northeastern Nevada ........................     Nevada
Stewart Title of Central Nevada .............................     Nevada
Northeast Land Title ........................................     New Hampshire
Stewart Title of Central Jersey, Inc. .......................     New Jersey
Stewart-Princeton Abstract ..................................     New Jersey
Stewart Title Services of North Jersey, L.L.C ...............     New Jersey
Stewart Title of Bergen County ..............................     New Jersey
Stewart Hudson Title Services ...............................     New Jersey
Santa Fe Abstract Limited ...................................     New Mexico
Stewart Title Limited .......................................     New Mexico
Stewart Title Insurance Company .............................     New York
River City Abstract, L.L.C ..................................     New York
Stewart Title of Mecklenburg County .........................     North Carolina
Stewart Title of North Carolina, Inc. .......................     North Carolina
Stewart Title Agency of Ohio, Inc. ..........................     Ohio
Stewart Title Agency of Columbus, Ltd. L.L.C ................     Ohio
Stewart Abstract & Title Co. of Oklahoma ....................     Oklahoma
Stewart Escrow & Title Services of Lawton ...................     Oklahoma
Landata Research ............................................     Oklahoma
Stewart Title of Oregon .....................................     Oregon
Stewart Title Insurance Company of Oregon ...................     Oregon
Stewart Title of Rhode Island, Inc. .........................     Rhode Island
Ortem Investments, Inc. .....................................     Texas
East-West, Inc. .............................................     Texas
Stewart Title of San Patricio County, Inc. ..................     Texas


                                  (Continued)

                                                                     Exhibit 21
                                                                     (continued)

            STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES


                                                                    STATE OF
               NAME OF SUBSIDIARY                                 INCORPORATION
               ------------------                                 -------------
Nacogdoches Abstract & Title ................................     Texas
Stewart Title Guaranty Company ..............................     Texas
Southland Information, Inc. .................................     Texas
Stewart Title Company .......................................     Texas
Stewart Title Austin, Inc. ..................................     Texas
Stewart Title of Lubbock, Inc. ..............................     Texas
Stewart Title Company of Rockport, Inc. .....................     Texas
Texarkana Title and Abstract, Inc. ..........................     Texas
Pacific Title, L.C ..........................................     Texas
Premier Title, L.C ..........................................     Texas
Gracy Title Co., L.C ........................................     Texas
Stewart Title of Eagle Pass .................................     Texas
MHI Title Company of Houston, L.C ...........................     Texas
Brazoria County Abstract ....................................     Texas
Stewart Investment Services Corporation .....................     Texas
Stewart Trust Company .......................................     Texas
Landata RE-Source - Texas ...................................     Texas
Landata Systems, Inc. .......................................     Texas
Landata, Inc. ...............................................     Texas
Landata RE-Source, Inc. .....................................     Texas
Landata Group, Inc. .........................................     Texas
Landata Field Services ......................................     Texas
Landata Site Services .......................................     Texas
Landata Technologies ........................................     Texas
Fulghum, Inc. ...............................................     Texas
Stewart Mortgage Information Company ........................     Texas
Stewart Mortgage Processing .................................     Texas
Stewart Management Information, Inc. ........................     Texas
Stewart - U.A.M., Inc. ......................................     Texas
Baca-Landata, Inc. ..........................................     Texas
Primero, Inc. ...............................................     Texas
Landata Geo Services, Inc. ..................................     Texas
Priority Title - Houston ....................................     Texas
Priority Title - Dallas .....................................     Texas
Stewart Title of North Texas ................................     Texas
Stewart Information International, Inc. .....................     Texas
Stewart Title of Corpus Christi .............................     Texas
Backman-Stewart .............................................     Utah
Landata Scan Systems ........................................     Utah
Stewart Title and Escrow, Inc. ..............................     Virginia


                                  (Continued)

                                                                     Exhibit 21
                                                                     (continued)

            STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES


                                                                    STATE OF
               NAME OF SUBSIDIARY                                 INCORPORATION
               ------------------                                 -------------
Stewart Title - Shenandoah Valley, L.C ......................     Virginia
Stewart Title Services of Virginia, L.C .....................     Virginia
Signature & Stewart Settlements, L.C ........................     Virginia
Stewart Title & Settlement Services, Inc. ...................     Virginia
Cedar Run Title & Abstract ..................................     Virginia
Land Title Research .........................................     Virginia
Stewart Services of Greater Virginia ........................     Virginia
Potomac Title & Escrow ......................................     Virginia
Resource Title, L.L.C .......................................     Virginia
Howell Title, L.L.C .........................................     Virginia
Pacific Northwest Holding Company ...........................     Washington
Sheboygan Title Services, Inc. ..............................     Wisconsin
Stewart Title of Gillette, Inc. .............................     Wyoming


                                  INTERNATIONAL


Stewart Information Hungary .................................     Hungary
Stewart Data Slovakia .......................................     Slovakia
Stewart Title Insurance Company (U.K.)
   Limited ..................................................     United Kingdom
Conquest Group ..............................................     United Kingdom
Michael Hickmott &  Company .................................     United Kingdom
Stewart Title Great Britain .................................     United Kingdom